Dividends	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Dividends
33.	DIVIDENDS
Pursuant to a resolution passed at the Board of Directors’ meeting on March 9, 2021, a final dividend of equivalent to HK$0.125 per share totaling approximately RMB8,403 for the year ended December 31, 2020 was proposed for shareholders’ approval at the Annual General Meeting. The dividend has not been provided for in the consolidated financial statements for the year ended December 31, 2020.
Pursuant to the shareholders’ approval at the Annual General Meeting held on May 26, 2020, a final dividend of RMB0.114441 (equivalent to HK$0.125) per share totaling RMB9,262 in respect of the year ended December 31, 2019 was declared, and paid on July 31, 2020.
Pursuant to the shareholders’ approval at the Annual General Meeting held on May 29, 2019, a final dividend of RMB0.109851 (equivalent to HK$0.125) per share totaling RMB8,891 in respect of the year ended December 31, 2018 was declared, and paid on July 26, 2019.